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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PLD Telekom Inc.:

    We consent to the use of our report dated March 21, 1997 incorporated herein by reference in the registration statement.

                                          KPMG LLP
                                          Chartered Accountants

Calgary, Canada
September 24, 1999